UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

INTEGRATED RAIL & RESOURCES INC.
(f/k/a Uinta Infrastructure Group Corp.)

(Exact name of registrant as specified in its charter)

Delaware	000-56805	33-1825873
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

400 W. MORSE BOULEVARD, SUITE 220
WINTER PARK, FL 32789

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 972-1583

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2026, Integrated Rail and Resources Acquisition Corp. (“IRRX”), a wholly owned subsidiary of Integrated Rail & Resources Inc. (the “Company”) and Shell Trading US Company (“STUSCO”) entered into an amendment (the “Amendment”) to that certain Shell Commitment Agreement, between STUSCO and IRRX, dated as of May 7, 2025 (the “Commitment Agreement”). Pursuant to the Amendment, the parties amended certain immaterial information that each of the Company and IRRX customarily and actually treats as confidential.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which the Company is filing as an exhibit to this Current Report on Form 8-K and incorporates herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Departure of Timothy J. Fisher

On February 17, 2026, the Company announced that Timothy J. Fisher will step down as the Company’s Chief Financial Officer (the “CFO”) effective immediately to pursue other career opportunities.

Mr. Fisher’s departure is not the result of any disagreement with the Company’s independent auditors or the Company on any matter relating to the Company’s financial statements, internal control over financial reporting, operations, policies or practices.

Appointment of Chris Greenwood as Chief Financial Officer

On February 18, 2026, the Company announced the appointment of Chris Greenwood as Chief Financial Officer, effective immediately.

Mr. Greenwood previously served as the Chief Operating Officer of the Franklin Group from February 2024 until June 2025. Prior, Mr. Greenwood served as the Chief Financial Officer of Launch That, LLC from June 2017 until February 2024. He holds a B.A. in Accounting and Master’s Degree in finance from Texas A&M University.

There are no arrangements or understandings between Mr. Greenwood and any other persons pursuant to which Mr. Greenwood was named an executive officer of the Company. There are no related party transactions between the Company and Mr. Greenwood that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Amendment to Shell Commitment Agreement, by and between IRRX and STUSCO, dated February 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	As permitted by Regulation S-K, Item 601(b)(10)(iv) of the Securities Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document. The Registrant agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL & RESOURCES INC. (f/k/a Uinta Infrastructure Group Corp.)

By:	/s/ Brian M . Feldott
Name:	Brian M. Feldott
Title:	Chief Executive Officer

Date: March 31, 2026

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